Filed pursuant to Rule 497(a)(1)

File No. 333-189805

Rule 482 AD

Oxford Lane Capital Corp. Reminds Shareholders of Deadlines for Rights Offering

GREENWICH, CT -- (Marketwired) – 02/20/14 – Oxford Lane Capital Corp. (“Oxford Lane” or "Company") (NASDAQ: OXLC) (NASDAQ: OXLCP) (NASDAQ: OXLCO) is reminding shareholders of each of the following relevant deadlines in connection with the Company’s non-transferrable rights offering to purchase shares of common stock of the Company that commenced on January 23, 2014 (the “Offering”):

Expiration Date of Subscription Period	March 3, 2014[1]
Deadline for Delivery of Subscription Certificates and Payment for Shares[2]	March 3, 2014 at 5pm EST[1]
Deadline for Delivery of Notice of Guaranteed Delivery[2]	March 3, 2014 at 5pm EST[1]
Deadline for Delivery of Subscription Certificates and Payment for Shares pursuant to Notice of Guaranteed Delivery	March 6, 2014 at 5pm EST[1]
Final Payment for Shares	March 10, 2014[1]
Confirmation Mailed to Participants	March 12, 2014[1]

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1 Unless the Offering is extended.

2 Participating rights holders must, by the expiration date of the Offering (unless the Offering is extended), either (i) deliver a subscription certificate and payment for shares or (ii) cause to be delivered on their behalf a notice of guaranteed delivery.

Investors should carefully consider the investment objective, risks, and charges and expenses of the Company carefully before investing. This information can be found in the Company’s prospectus supplement, dated February 10, 2014, and the accompanying base prospectus contained therein (collectively, the “Prospectus”), a copy of which may be obtained by contacting the Information Agent, Georgeson Inc. at (866) 856-4733. An investor should carefully read the Company’s Prospectus before investing. Investors should also carefully consider the risks and other factors relating to this offering set forth in the Company’s Prospectus, including the dilutive effect the offering will have on both the Company’s net asset value per share and the dividends per share the Company will be able to distribute subsequent to completion of the Offering.

A registration statement with respect to the rights and the shares of common stock to be issued upon exercise of the rights has been filed with the Securities and Exchange Commission and has been declared effective. This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. The Offering may be made only by means of the Prospectus, copies of which may be obtained from Deutsche Bank Securities Inc., Attn: Prospectus Group, 60 Wall Street, New York, New York 10005-2836, or by emailing prospectus.cpdg@db.com (telephone number 1-800-503-4611); and Ladenburg Thalmann & Co. Inc., Attn: Syndicate Department, 58 South Service Road, Suite 160, Melville, NY 11747, or by emailing syndicate@ladenburg.com (telephone number 1-800-573-2541).

About Oxford Lane Capital Corp.

Oxford Lane Capital Corp. is a publicly-traded registered closed-end management investment company. It currently seeks to achieve its investment objective of maximizing total return by investing in securitization vehicles which, in turn, primarily invest in senior secured loans made to companies whose debt is unrated or is rated below investment grade.

Forward-Looking Statements

This press release contains forward-looking statements subject to the inherent uncertainties in predicting future results and conditions, including statements with regard to the anticipated use of the net proceeds of the Company’s securities offering. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements. These factors are identified from time to time in our filings with the Securities and Exchange Commission, including the Prospectus. We undertake no obligation to update such statements to reflect subsequent events.

Contact:

Dan Kashdin

203-661-2916

Source: Oxford Lane Capital Corp.